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                                                                EXHIBIT 23.1

                           CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the IMCO Recycling Inc. Annual Incentive Program of our report dated February 5, 1996, with respect to the consolidated financial statements of IMCO Recycling Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.

                                  /s/  ERNST & YOUNG LLP
                                  ------------------------------
                                  ERNST & YOUNG LLP

Dallas, Texas
June 27, 1996